FREMONT
MUTUAL
FUNDS, INC.


-      FREMONT CALIFORNIA
       INTERMEDIATE TAX-FREE FUND



March 1, 1998


[LOGO]

TABLE OF CONTENTS

ITEM                                                                        PAGE
Summary of Fees and Expenses . . . . . . . . . . . . . . . . . . . . . . . . .1

Financial Highlights . . . . . . . . . . . . . . . . . . . . . . . . . . . . .2

The Advisor and the Fund . . . . . . . . . . . . . . . . . . . . . . . . . . .4

Investment Objective, Policies
 and Risk Considerations . . . . . . . . . . . . . . . . . . . . . . . . . . .4

Investment Results . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .9

How to Invest. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 10

Shareholder Account Services and Privileges. . . . . . . . . . . . . . . . . 11

How to Redeem Shares . . . . . . . . . . . . . . . . . . . . . . . . . . . . 12

Dividends, Distributions and Income Taxation . . . . . . . . . . . . . . . . 15

Calculation of Net Asset Value
 and Public Offering Price . . . . . . . . . . . . . . . . . . . . . . . . . 16

Execution of Portfolio Transactions. . . . . . . . . . . . . . . . . . . . . 17

General Information. . . . . . . . . . . . . . . . . . . . . . . . . . . . . 17

Telephone Numbers and Addresses. . . . . . . . . . . . . . . . . . . . . . . 19


PROSPECTUS

FREMONT CALIFORNIA INTERMEDIATE
TAX-FREE FUND

FREMONT MUTUAL FUNDS, INC. is an open-end investment company which under this Prospectus is offering shares in the FREMONT CALIFORNIA INTERMEDIATE TAX-FREE FUND, investing in tax-exempt securities of the State of California and its political subdivisions.

FREMONT CALIFORNIA INTERMEDIATE TAX-FREE FUND seeks to obtain as high a level of interest income exempt from federal income tax and California personal income tax as is consistent with prudent investment management.

There can be no assurance that the Fund will achieve its investment objective. The Fund is a non-diversified fund as defined by the Investment Company Act of 1940, as amended (the "1940 Act").

Shares of the Fund are offered without a sales charge.

This Prospectus, which should be retained for future reference, sets forth concisely the information an investor should know before investing. Should more detailed information be desired, a Statement of Additional Information, which is incorporated by reference into this Prospectus, is available without charge by calling toll-free 800-548-4539 (press 1) or by writing to Fremont Mutual Funds, Inc., 50 Beale Street, Suite 100, San Francisco, California 94105.

SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, NOR ARE SHARES INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY.

LIKE ALL MUTUAL FUNDS, THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED ON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

The date of this Prospectus is March 1, 1998.

FOR FURTHER INFORMATION OR TO REQUEST A COPY OF THE STATEMENT OF ADDITIONAL INFORMATION, CALL 800-548-4539.

SUMMARY OF FEES AND EXPENSES


SHAREHOLDER TRANSACTION EXPENSES
Maximum Sales Load Imposed on Purchases                                    None
Maximum Sales Load Imposed on Reinvested Dividends                         None
Deferred Sales Load                                                        None
Redemption Fees(1)                                                         None
Exchange Fee                                                               None

ANNUAL FUND OPERATING EXPENSES (as a percentage of average net assets)(2)
Management Fee                                                             .30%
12b-1 Fees                                                                 None
Other Expenses                                                             .19%
Total Fund Operating Expenses                                              .49%


Example: You would pay the following total expenses on a $1,000 investment in the Fund, assuming (1) a 5% annual return and (2) redemption at the end of each time period:

          1 YEAR    3 YEARS   5 YEARS   10 YEARS
          ------    -------   -------   --------
            $5       $16        $27       $62

The purpose of the above table is to give you information and assistance in understanding the various costs and expenses of the Fund that an investor may bear directly or indirectly. Other expenses include, but are not limited to, administrative and transfer agent fees paid to Fremont Investment Advisors, Inc., custody, legal and audit, costs of registration of Fund shares under applicable laws, and costs of printing and distributing reports to shareholders. The percentages expressing annual fund operating expenses are based on actual expenses incurred during the most recent fiscal year.

THIS EXAMPLE SHOULD NOT BE CONSIDERED AS REPRESENTATIVE OF FUTURE EXPENSES OR ANNUAL RETURNS. ACTUAL EXPENSES AND ANNUAL RETURNS MAY BE GREATER OR LESS THAN THOSE SHOWN ABOVE.

(1) A wire transfer fee is charged by the Transfer Agent in the case of redemptions made by wire. Such fee is subject to change and is currently $10. See "How to Redeem Shares."

(2) The Advisor has voluntarily waived management and administrative fees. Absent such waivers, the management fee, other expenses and total operating expenses of the Fund would have been .36%, .33% and .69%, respectively, for the fiscal year ended October 31, 1997.

FREMONT MUTUAL FUNDS

FINANCIAL HIGHLIGHTS

The following information has been audited by Coopers & Lybrand, L.L.P., independent accountants, whose unqualified opinion is included in the Fund's Annual Report. Further information about the Fund's performance is contained in the Annual Report, which is included in the Fund's Statement of Additional Information and which may be obtained without charge.

                                                                         YEAR ENDED OCTOBER 31
                                                         ----------------------------------------------------
SELECTED PER SHARE DATA                                     1997          1996          1995          1994
 FOR ONE SHARE OUTSTANDING DURING THE PERIOD             ----------    ----------    ----------    ----------

  NET ASSET VALUE, BEGINNING OF PERIOD                   $    10.80    $    10.86    $    10.13    $    11.10
                                                         ----------    ----------    ----------    ----------
   INCOME FROM INVESTMENT OPERATIONS
      Net investment income                                     .51           .52           .53           .53
      Net realized and unrealized gain (loss)                   .20          (.03)          .73          (.97)
                                                         ----------    ----------    ----------    ----------
        Total investment operations                             .71           .49          1.26          (.44)
                                                         ----------    ----------    ----------    ----------

   LESS DISTRIBUTIONS
      From net investment income                               (.51)         (.52)         (.53)         (.53)
      From net realized gains                                  (.01)         (.03)           --            --
                                                         ----------    ----------    ----------    ----------
        Total distributions                                    (.52)         (.55)         (.53)         (.53)
                                                         ----------    ----------    ----------    ----------
   NET ASSET VALUE, END OF PERIOD                        $    10.99    $    10.80    $     10.86   $    10.13
                                                         ----------    ----------    ----------    ----------
                                                         ----------    ----------    ----------    ----------

TOTAL RETURN(1)                                                6.75%         4.63%         12.77%       -3.94%

RATIOS AND SUPPLEMENTAL DATA
   Net assets, end of period (000s omitted)              $   64,309    $   51,156    $    50,313   $   58,305
   Ratio of net expenses to average net assets(2)               .49%          .51%           .50%         .51%
   Ratio of gross expenses to average net assets(2)             .69%          .73%           .72%         .71%
   Ratio of net investment income to average net assets        4.72%         4.86%          5.08%        4.94%
   Portfolio turnover rate                                        6%            6%            18%          21%


(1) Total return would have been lower had the advisor not waived expenses.
(2) The Advisor is voluntarily reducing the advisory and administrative fees to 0.30% and 0.005% of average net assets, respectively.
*Annualized

                                                           FREMONT MUTUAL FUNDS

                                        PERIOD FROM
--------------------------------------  11/16/90 TO
               1993          1993        10/31/91
            ----------    ----------    ----------

            $    10.55    $    10.39    $    10.11
            ----------    ----------    ----------

                   .55           .55           .58
                   .62           .62           .34
            ----------    ----------    ----------
                  1.17           .76           .92
            ----------    ----------    ----------


                  (.55)         (.57)         (.58)
                  (.07)         (.03)         (.06)
            ----------    ----------    ----------
                  (.62)         (.60)         (.64)
            ----------    ----------    ----------
            $    11.10    $    10.55    $    10.39
            ----------    ----------    ----------
            ----------    ----------    ----------

                 11.37%         7.37%         9.78%


            $   59,716    $   44,305    $   33,572
                   .50%          .54%          .36%*
                   .71%          .83%          .88%*
                  5.05%         5.38%         5.88%*
                    26%           18%           39%

FREMONT MUTUAL FUNDS

THE ADVISOR AND THE FUND

Fremont Mutual Funds, Inc. (the "Investment Company") is an open-end investment company which under this Prospectus is offering shares in the Fremont California Intermediate Tax-Free Fund (the "Fund"). The Investment Company has other series offered with a different prospectus, and the Board of Directors of the Investment Company is permitted to create additional funds at any time. The Fund has its own investment objective and policies and operates as a separate mutual fund.


The management of the business and affairs of the Investment Company is the responsibility of the Board of Directors. Fremont Investment Advisors, Inc. (the "Advisor") provides the Fund with investment management and administrative services under an Investment Advisory and Administrative Agreement (the "Advisory Agreement") with the Investment Company. The Advisory Agreement provides that the Advisor shall furnish advice to the Fund with respect to its investments and shall, to the extent authorized by the Board of Directors, determine what securities shall be purchased or sold by the Fund.

The professional staff of the Advisor has offered professional investment management services regarding asset allocation in connection with securities portfolios to the Bechtel Group, Inc. Retirement Plan and the Bechtel Foundation since 1978 and to Fremont Investors, Inc. (formerly Fremont Group, Inc.) since 1987. The Advisor also provides investment advisory services regarding asset allocation, investment manager selection and portfolio diversification to a number of large Bechtel-related investors. The Investment Company is one of its clients.

As compensation for its services to the Fund, the Advisor receives from the Fund an advisory fee, computed daily and paid monthly, of .40% per annum of the first $25 million of the Fund's average net assets, .35% of the next $25 million of such assets, .30% of the next $50 million of such assets, .25% of the next $50 million of such assets and .20% of such assets in excess of $150 million. The Advisory Agreement also provides that the Fund will pay to the Advisor an administrative fee of .15% per annum of average net assets. The advisory and administrative fees are currently being charged at voluntarily reduced rates of
 .30% and .005%, respectively, of the Fund's average net assets.

The portfolio manager for the Fund since the Fund's inception is William M. Feeney, Vice President of the Advisor. Will received his B.A. from the University of Colorado and his M.B.A. from the University of San Francisco.

Investment Company Administration Corporation (the "Sub-Administrator"), pursuant to an administrative agreement with the Advisor, supervises the administration of the Investment Company and the Fund including, among other responsibilities, the preparation and filing of documents required for compliance by the Fund with applicable laws and regulations. Certain officers of the Investment Company may be provided by the Sub-Administrator.

For additional information see "Investment Advisory and Other Services" in the Statement of Additional Information

OTHER EXPENSES OF THE FUND. In addition to the fees described above, the Fund pays all expenses not assumed by the Advisor. These expenses include, but are not limited to, the following: custodian, stock transfer and dividend disbursing fees and expenses; and shareholder servicing fees including fees to third party servicing agents.

INVESTMENT OBJECTIVE, POLICIES AND
RISK CONSIDERATIONS

The investment objective of the Fund is to seek to obtain as high a level of interest income exempt from federal income tax and California personal income tax as is consistent with prudent investment management. The Fund seeks to achieve its objective by investing in debt securities, the interest income from which is not includable in gross income for federal income tax purposes ("exempt from federal income tax") and is exempt from California personal income taxes. There is no assurance that the Fund will achieve its investment objective. A portion of the income received from the Fund may be included in the calculation of the federal alternative minimum tax. The Fund may also invest in open-end and closed-end investment companies which invest in securities whose income is exempt from federal income tax and California personal income tax. It is the current intention of the Fund to limit its investments in such investment compa-

                                                            FREMONT MUTUAL FUNDS

nies to not more than 5% of its net assets. Income received from these investments is exempt from federal, but not California tax.

The term "municipal securities" as used in this Prospectus means obligations issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities. The term "California municipal securities" as used herein refers to obligations that are issued by or on behalf of the State of California and its political subdivisions. An opinion as to the tax-exempt status of the interest paid on a municipal security is rendered to the issuer by the issuer's bond counsel at the time of the issuance of the security.

The Fund invests primarily in California municipal securities which generally have 3 to 20 years remaining to maturity at the time of acquisition. The dollar-weighted average portfolio maturity is expected to range from 3 to 10 years. The Fund restricts its municipal securities investments to those within or of a quality comparable to the four highest rating classifications of Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Ratings Group ("S&P"). Municipal bonds and notes and tax-exempt commercial paper would have, at the date of purchase by the Fund, Moody's ratings of Aaa, Aa, A or Baa; MIG 1/VMIG1 or MIG2/VMIG2; P-1; or S&P's ratings of AAA, AA, A, or BBB; SP-1+, SP-1 or SP-2; A-1+ or A-1, respectively. (See Appendix A in the Statement of Additional Information for a description of these ratings.) The Fund's net asset value per share will fluctuate as market conditions change.

Securities ratings are the opinions of the rating agencies issuing them and are not absolute standards of quality. Because of the cost of ratings, certain issuers do not obtain a rating for each issue. The Fund may purchase unrated municipal securities which the Advisor determines to have a credit quality comparable to that required for investment by the Fund (see the discussion of securities ratings above).

Securities which are rated BBB by S&P or Baa by Moody's are considered investment grade, but are more likely to have speculative characteristics, and changes in economic conditions may lead to a weakened capacity to make principal and interest payments than is the case with higher rated securities. As a matter of operating policy, not more than 25% of the Fund's investments (other than those guaranteed by the U.S. Government or any of its agencies or instrumentalities) may be unrated securities. Such percentage shall apply only at the time of acquisition of a security. To the extent that unrated municipal securities may be less liquid, there may be somewhat greater market risk incurred in purchasing them than in purchasing comparable rated securities. Any unrated securities deemed to be not readily marketable by the Board of Directors will be included in the calculation of the limitation of 15% of net assets which may be invested in illiquid securities and other assets.

The Fund is considered "non-diversified" because the Fund may invest more than 5% of its assets in the securities of a single California issuer, such as the State of California. Since the Fund invests primarily in California municipal securities, it may be advantageous to be able to invest more than 5% of such assets in the securities of a particular issuer. This may result in additional risk since changes in the value of the securities of one issuer may affect the value of the Fund to a greater extent than would be the case with a diversified fund. See "Special Risk Considerations In California." The Fund has qualified and intends to continue to qualify to be treated as a "regulated investment company" for purposes of the Internal Revenue Code ("the Code") and meet the Code's separate requirements for portfolio diversification. See discussion of taxes in "Dividends, Distributions and Income Taxation."

As a fundamental policy (i.e., the policy will not be changed without a majority vote of its shareholders) the Fund will, under normal circumstances, invest up to 100%, and not less than 80%, of its net assets in California municipal securities, the interest on which is exempt from federal income tax and California personal income tax and are not subject to the alternative minimum tax. The Fund reserves the right to invest up to 20% of its net assets in taxable U.S. Treasury securities which are secured by the "full faith and credit" pledge of the U.S. Government, and in municipal securities of other states which, although exempt from federal income taxes, are not exempt from California income taxes. For tem-

FREMONT MUTUAL FUNDS

porary defensive purposes the Fund may invest in excess of 20% of its net assets in these securities.

DESCRIPTION OF MUNICIPAL SECURITIES. Municipal securities may have fixed, variable or floating rates of interest. Any variable or floating rate municipal security not payable on demand within seven days will be deemed illiquid unless the Advisor determines, according to procedures established by the Board of Directors, that such securities are liquid. If held by the Fund, such securities will be included in the calculation of the limitation of 15% of net assets which may be invested in illiquid securities. Municipal bonds, which finance long-term capital needs and generally have maturities of more than one year when issued, are generally classified as either general obligation bonds or revenue bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, the proceeds of a special excise tax or other specific revenue source. The Fund may also invest in certificates of participation in general fund obligation leases of the State of California and its political subdivisions. The staff of the Securities and Exchange Commission may view such a security as illiquid. Unless the Board of Directors determines that such a security is not illiquid, the Advisor will limit its investment in such securities, together with all other illiquid securities and assets, to 15% of the Fund's net assets.

The securities in which the Fund invests are subject to market and credit risk. Market risk relates to the changes in market value that occur as a result of variation in the level of prevailing interest rates and yield relationships in the municipal securities market. In general, the longer the maturity of a municipal security, the higher the yield and the greater the potential for taxable capital appreciation or depreciation. Conversely, shorter maturities tend to provide lower yields, but greater stability of principal. An increase in interest rates will normally decrease the value of these longer-term investments, while a decline in interest rates will normally increase the value of these investments. Generally, the shorter the average maturity of the Fund's portfolio, the less its price will be affected by interest rate fluctuations.

In addition to the market risk of changing interest rates, municipal securities are subject to credit risk relating to the operations of individual issuers.
The ability of the Fund to achieve its investment objective is dependent upon the continuing ability of the issuers of municipal securities in which the Fund invests to meet their obligations for the payment of principal and interest when due.

SPECIAL RISK CONSIDERATIONS IN CALIFORNIA. The Fund's performance may be especially affected by factors pertaining to the California economy, as well as other factors affecting the ability of issuers of California municipal securities to meet their obligations. As a result, the value of the Fund's shares may fluctuate more widely than the value of shares of a portfolio investing in securities relating to a number of different states. The amounts of tax and other revenues available to issuers of California municipal securities may be affected from time to time by economic, political, geographic and demographic conditions.

There are additional risks associated with the Fund's investment in California municipal obligations. These risks result from certain amendments to the California Constitution and other statues that limit the taxing and spending authority of California governmental entities, as well as from the general financial conditions of the State of California. These may impair the ability of issuers of California municipal obligations to pay interest and principal on their obligations.

California constitutional and statutory amendments and initiatives have imposed certain limitations on taxes that may be levied against real property, as well as place limits on the annual appropriations of the state and its political subdivisions. These initiative measures approved by California voters have resulted in a reduction in state and local government revenues and in spending limits.

The payment of California municipal securities may be dependent on the ability and willingness of the California Legislature to assist local governments in paying bond obligations, and on the collection of ad valorem or special taxes by local governments within the state. The continuing ability of the California Legislature to increase the revenue of local

                                                            FREMONT MUTUAL FUNDS

governments, as well as to make timely payments in connection with its own obligations, and the continuing ability of local governments to raise revenue through taxation will affect the ability of the state and local governments to pay debt service on these obligations.

The payment of California municipal securities secured by general fund leases of the state and local governments may depend on continued lease payments by the lessor and continued use and occupancy of the leased property. California municipal securities secured by payments from health care institutions are subject to declining revenues of such institutions resulting from more stringent cost controls by health insurers and by the federal, state and local governments which reimburse such health institutions for indigent and Medicare patients, which may adversely affect payment on those debt obligations.

California municipal securities that are secured by mortgages or deeds of trust on real property are subject to certain provisions of California law which limit the remedies available to creditors in the case of a default and subsequent foreclosure.

The California economy and general financial condition affect the ability of the state and local governments to raise and redistribute revenues to assist issuers of municipal securities to make timely payments on their obligations.
California has a diverse economy, with major employment in the agriculture, manufacturing, high technology, services, trade, entertainment, and construction sectors. Starting in mid-1990, the state entered a sustained economic recession, somewhat later than the rest of the nation. It was the most severe recession in the state since the 1930's, with job losses estimated at over 800,000, particularly in the manufacturing (predominantly aerospace), services, and construction sectors. The greatest effects were felt in Southern California.

Since the start of 1994, California's economy has been on a steady recovery.
The rate of economic growth in California in 1996, in terms of job gains, exceeded that of the rest of the United States. The state added nearly 350,000 jobs during 1996, surpassing its pre-recession employment peak. The unemployment rate, while still higher than the national average, fell to the low 6 percent range in mid-1997, compared to over 10 percent during the recession. Many of the new jobs were created in such industries as computer services, software design, motion pictures and high technology manufacturing. Business services, export trade and other manufacturing also experienced growth. All major economic regions of the state grew, with particularly large gains in the Silicon Valley region of Northern California. California's economic recovery from the recession is continuing at a strong pace. Recent economic reports indicate that, while the rate of economic growth in California is expected to moderate over the next three years, the increases in employment and income may exceed those of the nation as a whole. The unsettled financial situation occurring in certain Asian economies may adversely affect the state's export-related industries and, therefore, the state's rate of economic growth.

On December 6, 1994, Orange County, California, together with its pooled investment funds (the "Pools"), filed for protection under Chapter 9 of the federal Bankruptcy Code, after reports that the Pools had suffered significant market losses in their investments, causing a liquidity crisis for the Pools and Orange County. On June 12, 1996, Orange County emerged from bankruptcy after the successful sale of $880 million in municipal bonds allowed the county to pay off the last of its creditors. On January 7, 1997, Orange County returned to the municipal bond market with a $136 million bond issue maturing in 13 years at an insured yield of 7.3%.

An expanded discussion of investment considerations regarding investment in California municipal obligations is contained in the Statement of Additional Information.

WHEN-ISSUED SECURITIES AND FIRM COMMITMENT AGREEMENTS. The Fund may purchase securities on a delayed delivery or "when-issued" basis and enter into firm commitment agreements (transactions whereby the payment obligation and interest rate are fixed at the time of the transaction, but the settlement is delayed). The Fund will not purchase securities the value of which is greater than 5% of its net assets on a when-issued basis. The Fund, as purchaser, assumes the risk of any decline in value of the security beginning on the date of the agreement or purchase, and no interest accrues to the Fund until its accepts delivery of the security. The Fund will not use such transactions for leveraging

FREMONT MUTUAL FUNDS

purposes, and accordingly will segregate cash, cash equivalents or liquid securities or hold a covered position in an amount sufficient to meet its payment obligations thereunder.

There is always a risk that the securities may not be delivered and that the Fund may incur a loss or will have lost the opportunity to invest the amount set aside for such transaction in the segregated asset account.

FINANCIAL FUTURES CONTRACTS. The Fund may purchase and sell financial futures contracts listed on a commodities board of trade to hedge its portfolio investments against changes in value or as a temporary substitute for purchases or sales of actual securities. The Fund is not a commodity pool and will engage in futures transactions only for bona fide hedging purposes. Futures contracts are agreements to buy or sell underlying securities at a specific future date and price. The underlying instrument may be a security or an index of securities. By buying or selling a futures contract, the Fund agrees to buy or sell the underlying instrument or to deliver or receive cash settlement. Income from financial futures trading is not exempt from federal or state income taxes.

Because fixed-income securities fluctuate in value inversely with the movement of interest rates, a decline in value of a security can be hedged, or offset, by an increase in value of an interest rate futures contract. Also, if the Advisor anticipates that the value of a security will decline, it may purchase a futures contract instead of the security to gain the benefit of the expected lower price. Different trading strategies for futures have different risk and return characteristics. The Advisor will choose among futures strategies based on its judgment of how best to meet the Fund's goals. The judgment will be based on factors such as current and anticipated interest rates, relative market liquidity, and price levels in the futures markets compared to the underlying securities markets. If the Advisor judges these factors incorrectly, or if price changes in the futures positions are not well correlated with other investments, the strategies may lower the Fund's return. These strategies involve certain risks. There is no assurance that closing purchase transactions will be available at favorable prices, resulting in possible reduction of the Fund's income due to the use of hedging instruments, and possible loss in excess of the initial margin. There may be imperfect correlation between the contract and the underlying security and unsuccessful hedging transactions due to incorrect market trend forecasts. A more thorough description of these investment practices and their associated risks is contained in the Statement of Additional Information.

When required by Securities and Exchange Commission guidelines, the Fund will maintain a segregated account with the custodian with sufficient cash, U.S. Government securities or other liquid securities to cover the potential obligations created by futures. The Fund may invest up to 5% of its assets in futures transactions represented by the aggregate "initial margin" (down payment). The aggregate market value of securities underlying futures contracts will not exceed 25% of the net assets of the Fund.

SHARES OF INVESTMENT COMPANIES. The Fund may invest some portion of its assets in shares of other no-load, open-end investment companies and closed-end investment companies which invest in securities whose income is exempt from Federal and California state income taxes. Pursuant to the 1940 Act, the percentage of Fund assets which may be so invested is not limited, provided that the Fund and its affiliates do not acquire more than 3% of the shares of any such investment company. The provisions of the 1940 Act may also impose certain restrictions on redemption of the Fund's shares in other investment companies. The Fund's purchase of shares of investment companies may result in the payment by a shareholder of duplicative management fees. The Advisor will consider such fees in determining whether to invest in other mutual funds. The Fund will invest only in investment companies which do not charge a sales load; however, the Fund may invest in such companies with distribution plans and fees under Rule 12b-1 of the 1940 Act, and may pay customary brokerage commissions to buy and sell shares of closed-end investment companies.

The return on the Fund s investments in investment companies will be reduced by the operating expenses, including investment advisory and administrative fees, of such companies. The Fund's investment in a closed-end investment company may require the payment of a premium above the net asset value of the investment company's shares, and the market price of the investment company thereafter may

                                                            FREMONT MUTUAL FUNDS

decline without any change in the value of the investment company's assets. The Fund, however, will not invest in any investment company or trust unless it is believed that the potential benefits of such investment are sufficient to warrant the payment of any such premium.

As an exception to the above 1940 Act restrictions, the Fund does have the authority to invest all of its assets in the securities of a single open-end investment company with substantially the same fundamental investment objective, restrictions and policies as that of the Fund. The Fund will notify its shareholders prior to initiating such an arrangement.

PORTFOLIO TURNOVER. The Fund expects to trade in securities for short-term gain whenever deemed advisable by the Advisor in order to take advantage of anomalies occurring in general market, economic or political conditions. Therefore, the Fund may have a higher portfolio turnover rate than that of some other investment companies, but it is anticipated that the annual portfolio turnover rate of the Fund will not exceed 100%. The portfolio turnover rate is calculated by dividing the lesser of sales or purchases of long-term portfolio securities by the Fund's average month-end long-term investments. High portfolio turnover involves correspondingly greater transaction costs in the form of dealer spreads or brokerage commissions and other costs that the Fund will bear directly, and may result in the realization of net capital gains, which are generally taxable whether or not distributed to shareholders.

LOANS OF PORTFOLIO SECURITIES. The Fund is authorized to make loans of its portfolio securities to broker-dealers or to other institutional investors up to 331/3% of its net assets. The borrower must maintain with the Fund's custodian collateral consisting of cash, cash equivalents or U.S. Government securities equal to at least 100% of the value of the borrowed securities, plus any accrued interest. The Fund will receive any interest paid on the loaned securities and a fee or a portion of the interest earned on the collateral. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in the recovery of the securities, or possible loss of rights in the collateral should the borrower fail financially. The lender also may bear the risk of capital loss on investment of the cash collateral, which must be returned in full to the borrower when the loan is terminated. Loans will be made only to firms deemed by the Advisor to be of good standing and will not be made unless, in the judgment of the Advisor, the consideration to be earned from such loans would justify the associated risk.

BORROWING. The Fund may borrow from banks up to 30% of the value of its total assets for temporary or emergency purposes and enter into reverse repurchase agreements. If the income and gains on securities purchased with the proceeds of borrowings or reverse repurchase agreements exceed the cost of such borrowings or agreements, the Fund's earnings or net asset value will increase faster than otherwise would be the case; conversely, if the income and gains fail to exceed the cost, earnings or net asset value would decline faster than otherwise would be the case. If the 300% asset coverage required by the 1940 Act should decline as a result of market fluctuation or other reasons, the Fund may be required to sell some of its portfolio securities within three days to reduce the borrowings and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time.

INVESTMENT RESTRICTIONS. The Fund has certain fundamental policies that are described in the Statement of Additional Information under "Investment Restrictions." These investment restrictions include prohibitions against borrowing money (except as described above) and against concentrating the Fund's investments in issuers conducting their principal business activities in a single industry (except that this limitation does not apply with respect to U.S. Government securities). In addition, a minimum of 80% of assets must be invested in California municipal securities exempt from federal and California income taxes and not subject to the alternative minimum tax on individuals. These investment restrictions and the Fund's investment objective cannot be changed without the approval of shareholders of the Fund; all other investment practices described in this Prospectus and in the Statement of Additional Information can be changed by the Board of Directors without shareholder approval.

INVESTMENT RESULTS

The Fund may from time to time include information on its

FREMONT MUTUAL FUNDS

investment results and/or comparisons of its investment results to various unmanaged indices or results of other mutual funds or groups of mutual funds in advertisements, sales literature or reports furnished to present or prospective shareholders. All such figures are based on historical performance data and are not intended to be indicative of future performance. The investment return on and the principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The Fund may calculate performance on an average annual total return basis for 1-, 5-, and 10-year periods and over the life of the Fund, after such periods have elapsed. Average annual total return will be computed by determining the average annual compounded rate of return over the applicable period that would equate the initial amount invested to the ending redeemable value of the investment. Ending redeemable value includes dividends and capital gain distributions, reinvested at net asset value at the reinvestment date determined by the Board of Directors. The resulting percentages indicate the positive or negative investment results that an investor would have experienced from reinvested dividends and capital gain distributions and changes in share price during the period. The average annual compounded rate of return over various periods may also be computed by utilizing ending values as determined above.

From time to time, the Fund may advertise its yield and "tax-equivalent" yield. The Fund's yields are calculated according to methods that are standardized for all mutual funds. Because yield calculation methods differ from the methods used for other purposes, the Fund's yield may not equal its distribution rate, the income paid to a shareholder s account, or the income reported in the Fund's financial statements. The yield of the Fund refers to the income generated by an investment in the Fund over a 30-day period (which period will be stated in the advertisement). This income is then "annualized." That is, the amount of income generated by the investment during that period is assumed to be generated each 30 days over a 365-day period and is shown as a percentage of the investment. The Fund may also advertise together with its yield a tax-equivalent yield which reflects the yield which would be required of a taxable investment at a stated income tax rate in order to equal the Fund's yield.

The Fund's investment results will vary from time to time depending upon market conditions, the composition of the Fund's portfolio, and operating expenses of the Fund, so that any investment results reported by the Fund should not be considered representative of what an investment in the Fund may earn in any future period. When utilized, total return for the unmanaged indices described in the Statement of Additional Information will be calculated assuming reinvestment of dividends and interest, but will not reflect any deductions for recurring expenses such as advisory fees, brokerage costs or administrative expenses. These factors and possible differences in calculation methods should be considered when comparing the Fund's investment results with those published for other investment companies, other investment vehicles and unmanaged indices. The comparison of the Fund to an alternative investment should be made with consideration of differences in features and expected performance. The Fund may also be mentioned in newspapers, magazines, or other media from time to time. The Fund assumes no responsibility for the accuracy of such data. The Fund's results also should be considered relative to the risks associated with the Fund's investment objective and policies. See "Investment Results" in the Statement of Additional Information.

Additional performance information regarding the Fund is included in the Fund's annual report, which will be mailed to shareholders without charge upon request.

HOW TO INVEST

The shares of the Fund may be purchased through the Transfer Agent by submitting payment by check, bank wire or electronic (Automated Clearing House or "ACH") transfer and, in the case of new accounts, a completed account application form. There is no sales load or contingent deferred sales load charged to purchase shares of the Fund. All orders for the purchase of shares are subject to acceptance or rejection by the Board of Directors or the Advisor. Purchases of shares are made at the current net asset value next determined after the purchase order is received by the Transfer Agent or by a selling agent of the Fund. All invest-

                                                            FREMONT MUTUAL FUNDS

ment checks are subject to a 10-day holding period. A minimum initial investment of $2,000 is required to open a shareholder account. The minimum initial investment is waived for accounts opened with the Automatic Investment Plan and may be waived in other instances at the sole discretion of the Advisor. (See "Automatic Investment Plan.") Each subsequent investment must be $100 or more. There is a minimum continuing balance of $1,500 required (calculated on the basis of original investment value). In some cases, the initial investment minimum balance requirement may be waived.

Investors wishing to open a new account by bank wire must call the Transfer Agent at 800-548-4539 to obtain an account number and detailed wire instructions. Bank wire instructions are also provided in the last section of this Prospectus. All bank wire investments received before the close of trading on the New York Stock Exchange (currently 4:00 p.m., Eastern time), will be credited the same day. Otherwise, bank wire investments received will be credited the next business day. A bank wire investment is considered received when the Transfer Agent is notified that the bank wire has been credited to its account.

Shares of the Fund may also be purchased through broker-dealers or other financial intermediaries who have made appropriate arrangements with the Fund. Such agents are responsible for ensuring that the account documentation is complete and that timely payment is made for the Fund shares purchased for their customers pursuant to such orders. These agents may charge a reasonable transaction fee to their customers. In some instances, all or a portion of the transaction fee, or other selling charge, may be paid by the Advisor. To the extent these agents perform shareholder servicing activities for the Fund, they may receive fees from the Fund or the Advisor for such services.

From time to time the Advisor may engage third parties as "finders" for the purpose of soliciting potential investors. Such parties may be compensated by the Advisor to do so.

As a condition of this offering, if an order to purchase shares is cancelled due to nonpayment (for example, a check returned for "insufficient funds"), the person who made the order will be subject to a $20 charge and must reimburse the Fund for any loss incurred by reason of such cancellation. For more information, see Other Investment and Redemption Services in the Statement of Additional Information.

First Funds Distributors, Inc., 4455 Camelback Road, Suite 261E, Phoenix, Arizona 85018, is the principal underwriter for the Fund.

SHAREHOLDER ACCOUNT SERVICES AND PRIVILEGES

STATEMENTS AND REPORTS. When a shareholder makes an initial investment in the Fund, a shareholder account is opened in accordance with registration instructions. Each time there is a transaction, such as an additional investment, a dividend or other distribution, or a redemption, the shareholder will receive from the Transfer Agent a confirmation statement showing the current transaction in the account and the transaction date. Shareholders of the Fund will receive monthly statements.

Shares are issued only in book-entry form (without certificates).

The fiscal year of the Fund ends on October 31 of each year. The Investment Company issues to its shareholders semi-annual and annual reports, which contain a schedule of the Fund's portfolio securities and financial statements. Annual reports will include audited financial statements. The federal income tax status of shareholder distributions also will be reported to the Fund's shareholders after the end of the calendar year on Form 1099-DIV.

EXCHANGES BETWEEN FUNDS. Shares of the Fund and of any other Fremont Fund may be exchanged for each other at their respective net asset values, provided that the account registration remains identical. Exchanges may only be made for shares of a Fremont Fund then offered for sale in your state of residence. It is required that (1) all shares in one Fund must be exchanged or (2) the remaining balance must be at least $1,500. The minimum balance requirement may be waived. These exchanges are not tax-free and will result in a shareholder realizing a gain or loss for tax purposes.

FREMONT MUTUAL FUNDS

Exchanges by mail should be sent to the Transfer Agent at the address set forth in the last section of this Prospectus.

Purchases, redemptions and exchanges should be made for investment purposes only. A pattern of frequent exchanges, purchases and sales is not acceptable and, at the discretion of the Board of Directors, can be limited by the Investment Company's refusal to accept further purchase and exchange orders from the shareholder.

The Investment Company reserves the right to modify or eliminate the exchange privilege upon 60 days' written notice to shareholders.

TELEPHONE EXCHANGE PRIVILEGE. An investor may elect on the account application to authorize exchanges by telephone. A shareholder may give instructions regarding exchanges by calling 800-548-4539. A shareholder wishing to initiate the telephone exchange privilege should contact the Fund. This privilege will not be added to an account without written instruction to do so from the shareholder. Telephone requests received by the close of trading on the New York Stock Exchange (currently, 4:00 p.m., Eastern time), will be processed the same day. During times of drastic economic or market conditions, the telephone exchange privilege may be difficult to implement. The Transfer Agent will make its best effort to accommodate shareholders when its telephone lines are used to capacity. Under these circumstances, a shareholder should consider using overnight mail to send a written exchange request.

See "Telephone Redemption Privilege" in the next section of this Prospectus.

AUTOBUY PRIVILEGE. The Autobuy privilege allows shareholders to purchase subsequent shares by moving money directly from their checking account to a Fremont Fund. The Autobuy privilege is an Automatic Clearing House (ACH) privilege. ACH privileges will not be added to an account without written authorization from the shareholder. The Autobuy privilege will be automatically added to an account when the shareholder chooses any type of ACH privilege. A shareholder may then purchase additional shares in an existing account by calling 800-548-4539 and instructing the Transfer Agent as to the dollar amount wanting to be invested. The investment will automatically be processed through the ACH system. There is no fee for this option. If the privilege was not established at the time the account was opened, the shareholder must complete the appropriate form. The form is available on request.

AUTOMATIC INVESTMENT PLAN. A shareholder may authorize a withdrawal to be made automatically once or twice each month from a credit balance in the shareholder's bank checking, savings, negotiable on withdrawal (NOW) or similar account, with the proceeds to be used to purchase shares of the Fund. The minimum initial investment is waived for accounts opened with the Automatic Investment Plan. The amount of the monthly investment must be at least $50, and is not otherwise subject to the $100 minimum for subsequent investments. There is no obligation to make additional payments, and the plan may be terminated by the shareholder at any time. Termination requests must be received in writing at least 5 days prior to the regular draft date, or the drafts will not cease until the next cycle. The Transfer Agent may impose a charge for this service, although no such charge currently is contemplated. If a shareholder's order to purchase shares is cancelled due to nonpayment (for example, "insufficient funds"), the shareholder's account will be subject to a $20 charge and the shareholder will be responsible for reimbursing the Fund for any loss incurred by reason of such cancellation. A shareholder wishing to initiate the plan on a new or existing account must fill out an Automatic Investment Plan form. The form is available upon request.

HOW TO REDEEM SHARES

Shares are redeemed at no charge (other than wire transfer fees, if any) at the net asset value next determined after receipt by the Transfer Agent of proper written redemption instructions. The current charge for a wire transfer is $8 per wire. This is subject to change by the Transfer Agent at any time, without prior notification. See "Calculation of Net Asset Value and Public Offering Price."

Redemption orders received in proper form by the Transfer Agent, or other Fund agent authorized to accept orders, before the close of trading on the New York Stock Exchange (currently 4:00 p.m., Eastern time), will be priced at the net asset value next determined on that day with certain limited

                                                            FREMONT MUTUAL FUNDS

exceptions discussed in the Statement of Additional Information. Otherwise, orders received by the Transfer Agent will be entered at the next calculated net asset value.

Redemption proceeds can be sent by check, electronic transfer, or bank wire. An electronic transfer can be processed only to bank checking and savings accounts. Before requesting an electronic transfer, shareholders should confirm that their financial institution can receive an electronic transfer. Currently, there is no charge to shareholders for processing an electronic transfer.

Shareholders may have redemption proceeds sent by bank wire, electronic transfer, or check to a designated bank account by providing in writing the appropriate bank information to the Transfer Agent at the time of original application. If the investor wishes to change the predesignated account, this must be requested in writing with a signature guarantee (see Signature Guarantee" below).

For written redemption requests for an amount greater than $25,000, or a redemption request that directs proceeds to a party other than the registered account owner(s), all signatures must be guaranteed (see "Signature Guarantee" below).

Because of market fluctuations, the amount a shareholder receives for shares redeemed may be more or less than the amount paid for them.

Redemption of shares, exchanges and redemptions under an Automatic Withdrawal Plan may result in taxable capital gains or losses.

TELEPHONE REDEMPTION PRIVILEGE. An investor may elect on the regular account application to authorize redemptions by telephone. This privilege will not be added to an account without written authorization to do so from the shareholder. A shareholder may then give instructions regarding redemptions by calling 800-548-4539. Telephone requests received by the close of trading on the New York Stock Exchange (currently 4:00 p.m., Eastern time), will be processed at the net asset value calculated that same day. During times of drastic economic or market conditions, the telephone redemption privilege may be difficult to implement. The Transfer Agent will make its best effort to accommodate shareholders when its telephone lines are used to capacity. Under these circumstances, a shareholder should consider using overnight mail to send a written redemption request.

Neither the Investment Company, nor the Transfer Agent, nor their respective affiliates, will be liable for complying with telephone instructions they reasonably believe to be genuine or for any loss, damage, cost or expense in acting on such telephone instructions. The affected shareholder(s) will bear the risk of any such loss. The Investment Company, or the Transfer Agent, or both, will employ reasonable procedures to determine that telephone instructions are genuine. If the Investment Company and/or the Transfer Agent do not employ such procedures, they may be liable for losses due to unauthorized or fraudulent instructions. These procedures may include, among others, requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of the transactions, and/or tape recording telephone instructions.

CHECK REDEMPTION PRIVILEGE. The Transfer Agent will, upon request, provide each shareholder with free checks which may be made payable by shareholders to the order of anyone in any amount of at least $250. The Fund will arrange for checks to be honored by The Fifth Third Bank, Cincinnati, Ohio (the "Bank") for this purpose. The Bank has the right to refuse any check which does not conform with its requirements. The shareholder will be subject to the Bank's rules and regulations governing checking accounts, including a $20 charge for refused checks. This charge may change without notice. When such a check is presented to the Transfer Agent for payment, the Transfer Agent, as the shareholder's agent, will cause the Investment Company to redeem a sufficient number of full and fractional shares in the shareholder's account to cover the amount of the check. Since it is not possible to predict the exact value of a shareholder's account when a redemption check is cleared, shareholders may not close an account with a check.

The Check Redemption Privilege enables the shareholder to continue receiving dividends on those shares equaling the amount being redeemed by check until such time as the check is presented to the Transfer Agent for payment. The

FREMONT MUTUAL FUNDS

Check Redemption Privilege may be modified or terminated by the Investment Company or the Transfer Agent upon three days' notice to shareholders.

AUTOMATIC WITHDRAWAL PLAN. A shareholder may request redemptions of a specified dollar amount (minimum of $100) on either a monthly, quarterly, or yearly basis. Currently, there is no charge for this service. Redemptions will be made on the last business day of the month. Because a redemption constitutes a liquidation of shares, the number of shares owned in the account will be reduced. Automatic redemptions should not reduce the account below the minimum balance required (currently $1,500). Shareholders may terminate the Automatic Withdrawal Plan at any time, but not less than five days before a scheduled payment date. When an exchange is made between Fremont Funds, shareholders must specify if they desire the automatic withdrawal option to be transferred to a new account opened by the exchange. As an account balance declines to the minimum permitted, the shareholder must advise the Transfer Agent if the automatic withdrawal feature is to be transferred to another account of the shareholder. Shareholders should note that if there is an Automatic Withdrawal Plan established for an account and the entire account is exchanged into another fund, the automatic withdrawal option must be renewed by written request to the Transfer Agent. A shareholder wishing to initiate automatic redemptions must complete an Automatic Withdrawal Plan form available from the Transfer Agent.

SIGNATURE GUARANTEE. To better protect the Fund and shareholders' accounts, a signature guarantee is required for certain transactions. Signatures must be guaranteed by an "eligible guarantor institution" as defined in applicable regulations. Eligible guarantor institutions include banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations. Signature guarantees will be accepted from any eligible guarantor institution which participates in a signature guarantee program. A notary public is not an acceptable guarantor.

OTHER IMPORTANT REDEMPTION INFORMATION. A request for redemption will not be processed until all of the documentation described above has been received by the Transfer Agent in proper form. A shareholder in doubt about what documents are required should contact the Transfer Agent.

Payment in redemption of shares is normally made within three business days after receipt by the Transfer Agent of a request in proper form, provided that payment in redemption of shares purchased by check or draft will be effected only after such check or draft has been collected.

Although it is anticipated that this process will be completed in less time, it may take up to 10 days. Redemption proceeds will not be delayed when shares have been paid for by bank wire or where the account holds a sufficient number of shares already paid for with collected funds.

Except in extraordinary circumstances and as permissible under the 1940 Act, payment for shares redeemed will be made promptly after receipt of a redemption request, if in good order, but not later than seven calendar days after the redemption request is received in proper form. Requests for redemption which are subject to any special conditions or which specify an effective date other than as provided herein cannot be accepted.

The Investment Company reserves the right to redeem mandatorily the shares in a shareholder's account if the balance is reduced to less than $1,500 in net asset value through redemptions or other action by the shareholder. Notice will be given to the shareholder at least 30 days prior to the date fixed for such redemption, during which time the shareholder may increase its holdings to an aggregate amount of $1,500 or more (with a minimum purchase of $100 or more). This minimum balance may be waived.

REDEMPTION IN KIND. The Investment Company reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption or repurchase order by making payment in whole or in part in readily marketable securities chosen by the Fund and valued as they are for purposes of computing the Fund's net asset value (a redemption in kind). If payment is made in securities, a shareholder may incur transaction expenses in converting these securities into cash.

                                                            FREMONT MUTUAL FUNDS

TRANSFER AGENT. The Advisor is transfer agent to the Funds and has engaged State Street Bank and Trust Company, c/o NFDS, P.O. Box 419343, Kansas City, Missouri 64141, to serve as Sub-Transfer and Dividend Disbursing Agent and shareholder service agent. State Street Bank and Trust Company has contracted with National Financial Data Services to serve as shareholder servicing agent.
A depository account has been established at United Missouri Bank of Kansas City ("United Missouri Bank") through which all payments for the funds will be processed.

DIVIDENDS, DISTRIBUTIONS AND
INCOME TAXATION

The Fund has elected, and intends to continue to qualify to be treated as a "regulated investment company" under Subchapter M of the Internal Revenue Code (the "Code"). For any tax year in which the Fund so qualifies and meets certain other distribution requirements, it will not incur a federal tax liability.
Such qualification under the Code requires the Fund to diversify its investments so that, at the end of each fiscal quarter, (1) at least 50% of the market value of the Fund s assets is represented by cash, U.S. Government securities, securities of other regulated investment companies and other securities, limited, in respect to any one issuer, to an amount not greater than 5% of the Fund's assets and 10% of the outstanding voting securities of such issuer, and
(2) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses.

The Fund declares dividends daily and will distribute its net investment income monthly. The Fund intends to distribute substantially all of its net realized capital gains, if any, at the end of the calendar year (on or about December
15). Dividend and capital gains distributions, if any, may be reinvested in additional shares at net asset value on the day of reinvestment, or may be received in cash. All taxable dividends and distributions are taxable to a shareholder whether or not they are reinvested in shares of the Fund. Any long-term or mid-term capital gains distributions are taxable to shareholders as long-term or mid-term capital gains, respectively, regardless of how long shareholders have held Fund shares. The maximum capital gains rate for individuals is 28% with respect to assets held for more than 12 months, but not more than 18 months, and 20% with respect to assets held more than 18 months. The maximum capital gains rate for corporate shareholders is the same as the maximum tax rate for ordinary income. Distributions of short-term capital gains will be subject to the tax as ordinary income.

Shareholders may elect:

- to have all dividends and capital gain distributions automatically reinvested in additional shares; or

- to receive the income dividends and short-term capital gains distributions in cash and accept the long-term capital gains distributions in additional shares; or

-    to receive all distributions of income dividends and capital gains in cash.

Automatic reinvestments will be made at net asset value on the day of reinvestment. If no election is made by a shareholder, all dividends and capital gain distributions will be automatically reinvested. These elections may be changed by the shareholder at any time, but to be effective for a particular dividend or capital gain distribution, the election must be received by the Transfer Agent approximately 5 business days prior to the payment date to permit the change to be entered into the shareholder account. The federal income tax status of dividends and capital gains distributions is the same whether taken in cash or reinvested in shares.

Dividends and capital gains generally are taxable to shareholders at the time they are paid. However, dividends or capital gains declared in December by the Fund and paid in January are taxable as if paid in December. The Fund will provide to its shareholders federal tax information annually by January 31, including information about dividends and distributions paid during the year.

The Fund intends to invest in sufficient municipal securities so that it will qualify to pay "exempt-income dividends" (as defined in the Code) to shareholders. Exempt-interest divi

FREMONT MUTUAL FUNDS

dends distributed to shareholders are not includable in the shareholder's gross income for federal income tax purposes. However, this favorable tax treatment may not apply to shareholders who are "substantial users" (or "related persons" thereto) with respect to facilities financed by securities held by the Fund.

To the extent that dividends are derived from interest on California municipal securities, or from interest earnings on certain U.S. Government obligations, and as long as at least 50% of the value of the total assets of the Fund consists of bonds on which the interest is exempt from taxation under the laws of California or the laws of the United States, such dividends will also be exempt from California personal income taxes. For California income tax purposes, capital gain distributions and any income from investment in taxable securities (other than California municipal obligations and direct U.S. Government obligations) are taxable as ordinary income. The Fund will inform shareholders annually as to the portion of the distributions which constitutes dividends exempt from California personal income tax. All distributions received by a corporation doing business in California may be subject to California franchise taxes.

Interest income (in the form of dividends) exempt from federal income tax is not necessarily exempt under the income or other tax laws of state and local taxing authorities. Shareholders should consult their tax advisors about the status of distributions from the Fund in this regard.

The Tax Reform Act of 1986 restricts the federal tax exemption for interest earned on certain municipal obligations. Under that law, interest on "private activity" municipal bonds (for example, those issued to finance housing projects) issued after the effective date is an item of "tax preference" subject to the individual Alternative Minimum Tax. It is the current intention of the Fund not to purchase bonds that are subject to the individual Alternative Minimum Tax. Shareholders will be given prior notification if the Fund intends to change this policy. Corporate shareholders may wish to consult their tax advisors before investing in the Fund, since some of the interest on municipal bonds held in the Fund's portfolio may be included in income subject to the corporate Alternative Minimum Tax.

If a shareholder has not furnished a certified correct taxpayer identification number (generally a Social Security number) and has not certified that withholding does not apply, or if the Internal Revenue Service has notified the Fund that the taxpayer identification number listed on the account is incorrect according to their records or that the shareholder is subject to backup withholding, federal law generally requires the Funds to withhold 31% from any dividends and/or redemptions (including exchange redemptions). Amounts withheld are applied to the shareholder s federal tax liability; a refund may be obtained from the Internal Revenue Service if withholding results in overpayment of taxes. A shareholder should contact the Transfer Agent if the shareholder is uncertain whether a proper taxpayer identification number is on file with the Transfer Agent. Federal law also requires the Fund to withhold 30%, or the applicable tax treaty rate, from dividends paid to certain nonresident alien, non-U.S. partnership and non-U.S. corporation shareholder accounts.

The foregoing is a brief discussion of certain income tax considerations. Please see "Special Tax Considerations" and "Taxes-Mutual Funds" in the Statement of Additional Information for further information regarding the tax implications of an investment in the Fund.

CALCULATION OF NET ASSET VALUE AND
PUBLIC OFFERING PRICE

The Fund's net asset value per share is computed by dividing the value of the securities held by the Fund, plus any cash or other assets (including interest accrued and dividends declared but not yet received) minus all liabilities (including accrued expenses), by the total number of shares outstanding at such time. There is no sales charge in connection with purchases or redemptions of Fund shares.

The Fund will calculate its net asset value and public offering price and complete orders to purchase, exchange or redeem shares on a Monday through Friday basis when the New York Stock Exchange is open. For further information, see "How to Invest," "How to Redeem Shares," and "Exchanges Between Funds" in this Prospectus, and "How to Invest" and "Other Investment and Redemption Services" in the Statement of Additional Information.

                                                            FREMONT MUTUAL FUNDS

The net asset value and public offering price of the Fund will be determined as of the close of the regular session of the New York Stock Exchange. The shares of the Fund are offered at net asset value without a sales charge. Purchase, redemption and exchange orders received in proper form by the Transfer Agent before the close of trading on the New York Stock Exchange (currently 4:00 p.m., Eastern time), will be priced at the net asset value next determined on that day (with certain limited exceptions discussed in the Statement of Additional Information). Otherwise, orders received by the Transfer Agent will be entered at the next calculated net asset value.

EXECUTION OF PORTFOLIO TRANSACTIONS

Orders for the Fund's portfolio securities transactions are placed by the Advisor. The Advisor strives to obtain the best available prices in the Fund's portfolio transactions, taking into account the costs and promptness of executions. Subject to this policy, transactions may be directed to those broker-dealers who provide research, statistical and other information to the Fund or the Advisor or who provide assistance with respect to the distribution of Fund shares. There is no agreement or commitment to place orders with any broker-dealer.

Debt securities are generally traded on a "net" basis with a dealer acting as principal for its own account without a stated commission, although the price of the security usually includes a profit to the dealer. Government securities issued by the United States, municipal securities and money market securities in which the Fund may invest are generally traded in the over-the-counter markets. In underwritten offerings, securities usually are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, securities may be purchased directly from an issuer, in which case no commissions or discounts are paid. Dealers may receive commissions on futures and options transactions.

Subject to the requirements of the 1940 Act and procedures adopted by the Board of Directors, the Fund may execute portfolio transactions through any broker or dealer and pay brokerage commissions to a broker which is an affiliated person of the Investment Company, the Advisor, or an affiliated person of such person.

GENERAL INFORMATION

The Investment Company, organized as a Maryland corporation on July 13, 1988, is a fully managed open-end investment company. Currently, the Investment Company has authorized several series of capital stock with equal dividend and liquidation rights within each series. Investment Company shares are entitled to one vote per share (with proportional voting for fractional shares) and are freely transferable. Shareholders have no preemptive or conversion rights. Shares may be voted in the election of directors and on other matters submitted to the vote of shareholders. As permitted by Maryland law, there normally will be no annual meeting of shareholders in any year, except as required under the 1940 Act. The 1940 Act requires that a meeting be held within 60 days in the event that less than a majority of the directors holding office has been elected by shareholders. Directors shall continue to hold office until their successors are elected and have qualified. Investment Company shares do not have cumulative voting rights, which means that the holders of a majority of the shares voting for the election of directors can elect all of the directors. Shareholders holding 10% of the outstanding shares may call a meeting of shareholders for any purpose, including that of removing any director. A director may be removed upon a majority vote of the shareholders qualified to vote in the election. The 1940 Act requires the Investment Company to assist shareholders in calling such a meeting.

On any matter submitted to a vote of shareholders, such matter shall be voted by the Fund's shareholders separately when the matter affects the specific interest of the Fund (such as approval of the Advisory Agreement with the Advisor) except in matters where a vote of all series in the aggregate is required by the 1940 Act or otherwise.

Pursuant to the Articles of Incorporation, the Investment Company may issue ten billion shares. This amount may be increased or decreased from time to time in the discretion of the Board of Directors. Each share of a series represents an interest in that series only, has a par value of $0.0001 per share, represents an equal proportionate interest in that

FREMONT MUTUAL FUNDS

series with other shares of that series and is entitled to such dividends and distributions out of the income earned on the assets belonging to that series as may be declared at the discretion of the Board of Directors. Shares of a series when issued are fully paid and are non-assessable. The Board of Directors may, at its discretion, establish and issue shares of additional series of the Investment Company.

Stephen D. Bechtel, Jr., and members of his family, including trusts for family members, due to their shareholdings, may be considered controlling persons of the Fund under applicable Securities and Exchange Commission regulations.

                                                            FREMONT MUTUAL FUNDS

TELEPHONE NUMBERS AND ADDRESSES

TO MAKE AN INITIAL PURCHASE:

1.   By mail:
     Fremont Mutual Funds, Inc.
     c/o National Financial Data Services
     P.O. Box 419343
     Kansas City, MO 64141-6343

     Street address:
     1004 Baltimore Avenue
     Kansas City, MO 64105

2.   By wire:

     Please call the Transfer Agent at 800-548-4539 (press 2) to obtain an account number and detailed instructions.

TO MAKE A SUBSEQUENT PURCHASE:

Include shareholder name and account number. Use the same instructions for initial purchase.

TO REDEEM SHARES:

1. By mail: same instructions as above for purchase by mail. Redemptions greater than $25,000 or payments to a party or address other than registered on the account require a signature guarantee. See "Signature Guarantees."

2.   By telephone:  800-548-4539
     Requires prior selection of telephone redemption option.

For further copies of this Prospectus, the Statement of Additional Information, and details of automatic investment, retirement and automatic withdrawal plans, please contact:

     Fremont Mutual Funds, Inc.
     50 Beale Street, Suite 100
     San Francisco, CA 94105
     800-548-4539

FREMONT MUTUAL FUNDS, INC.
Fremont Money Market Fund
Fremont Bond Fund
Fremont California Intermediate Tax-Free Fund
Fremont Global Fund
Fremont Growth Fund
Fremont International Growth Fund
Fremont U.S. Small Cap Fund
Fremont International Small Cap Fund
Fremont Emerging Markets Fund
Fremont U.S. Micro-Cap Fund
Fremont Real Estate Securities Fund
Fremont Select Fund

For more information on the Fremont Mutual Funds please call 800-548-4539 or write to:

     Fremont Mutual Funds
     50 Beale Street, Suite 100
     San Francisco, CA 94105

ADVISOR/TRANSFER AGENT

Fremont Investment Advisors, Inc.
333 Market Street, Suite 2600
San Francisco, CA 94105

SUB-TRANSFER AGENT

Mailing Address:

National Financial Data Services
P.O. Box 419343
Kansas City, MO 64141-6343
800-548-4539 (press 2)

Street Address:

National Financial Data Services
1004 Baltimore Avenue
Kansas City, MO 64105

FREMONT MUTUAL FUNDS

CUSTODIAN

The Northern Trust Company
50 South Lasalle Street
Chicago, IL 60675

LEGAL COUNSEL

Paul, Hastings, Janofsky & Walker LLP
345 California Street, 29th Floor
San Francisco, CA 94104

AUDITORS

Coopers & Lybrand, L.L.P.
333 Market Street
San Francisco, CA 94105

NO DEALER, SALESMAN OR OTHER PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATION NOT CONTAINED IN THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATION MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUNDS OR THE ADVISOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER TO SELL OR A SOLICITATION OF ANY OFFER TO BUY ANY OF THE SECURITIES OFFERED HEREBY IN ANY JURISDICTION TO ANY PERSON TO WHOM IT IS UNLAWFUL TO MAKE SUCH OFFER IN SUCH JURISDICTION.

FREMONT
  FUNDS [LOGO]


FOR GENERAL INFORMATION:
CALL 800-548-4539 (PRESS 1),
OR 816-435-1777 (OUTSIDE U.S.)

50 BEALE STREET, SUITE 100
SAN FRANCISCO, CA 94105
888-502-3253

3000 POST OAK BLVD., SUITE 100
HOUSTON, TX 77056
800-735-2705

9801 WASHINGTONIAN BLVD., SUITE 105
GAITHERSBURG, MD 20878
888-373-6684

Distributed by First Fund Distributors, Inc., San Francisco, CA 94105

Copyright 1998 Fremont Mutual Funds, Inc.  All rights reserved.

P010-9803